UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

September 12, 2017

Date of Report (Date of Earliest event reported)

SHARING SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-205310	30-0869786
(State or other Jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 S. 4th Street, Suite 150, Las Vegas, NV	91081
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(714) 203-06717

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Account.

(a)  Dismissal of Independent Accountants

Effective September 12, 2017 (the “Effective Date”), Sharing Services, Inc., a Nevada corporation (the “Company”), dismissed PLS CPA, a Professional Corporation (“PLS”), as the Company’s principal independent registered public accounting firm. The decision to dismiss PLS was approved by the Company’s board of directors (the “Board”) effective as of the Effective Date.

No report prepared by PLS included in the Company’s financial statements for the past two (2) fiscal years, as well as the subsequent interim periods through the Effective Date, contained an adverse opinion, disclaimers of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the financial statements of the Company for the fiscal year ended April 30, 2017 expressed, in an explanatory paragraph, substantial doubt about the Company’s ability to continue as a going concern due to net losses in operating activities, a working capital deficit and an accumulated deficit.

During the Company’s two (2) most recent fiscal years, as well as the subsequent interim period through the Effective Date, there have been no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and PLS on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PLS, would have caused it to make reference to the subject of such disagreements in connection with any report prepared by PLS.  Further, there have been no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided PLS with a copy of this Current Report on Form 8-K and requested that PLS furnish the Company with a letter addressed to the Securities Exchange Commission stating whether PLS agrees with the above statements, and, if not, stating the respects in which it does not agree.  A copy of the responsive letter of PLS is attached to this Current Report as Exhibit 16.1.

(b) New Independent Accountants

On September 12, 2017, the Board approved the engagement of Ankit Consulting Services, Inc., Certified Public Accountants of Rancho Santa Margarita, California (“ACS”) as the Company’s new principal independent registered public accounting firm to audit the Company’s financial statements. Neither the Company, nor anyone on its behalf, consulted with ACS on any matters described in Item 304(a)(2) of Regulation S-K during the Company’s two (2) most recent fiscal years or any subsequent period prior to engaging ACS.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NO.	DESCRIPTION	LOCATION
Provided herewith
16.1	Letter of PLS CPA Corporation dated September 12, 2017
concerning dismissal as principal independent registered
public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2017 SHARING SERVICES, INC. By: /s/ Jordan Brock Name: Jordan Brock Title: Chief Executive Officer